United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2022

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Limoneira Company, a Delaware corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) for the purposes of: (i) correcting Exhibit 10.1 originally filed by the Company with its Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on October 26, 2022 (the “Original Form 8-K”), which supersedes and replaces in its entirety Exhibit 10.1 to the Original Form 8-K; (ii) to supplement the disclosure made under Item 1.01 of the Original 8-K to include an additional material definitive agreement entered into by us; and (iii) to file a copy of the additional material definitive agreement as Exhibit 10.4 to the Original 8-K.

Item 1.01	Entry into a Material Definitive Agreement

Closing Agreement

On October 25, 2022, in connection with the closing of the previously announced Purchase and Sale Agreement (the “Agreement”), dated September 7, 2022, between the Company and Limoneira Lewis Community Builders, LLC, a Delaware limited liability company (“LLCB”), the Company entered into the Closing Agreement (the “Closing Agreement”) with LLCB and Limoneira Lewis Community Builders II, a Delaware limited liability company (“LLCB II”). LLCB II is joint venture between the Company’s wholly owned subsidiary, Limoneira EA1 Land, LLC (“Limoneira EA1”) and Lewis Santa Paul Member, LLC (“Lewis”) formed pursuant to the Agreement to facilitate residential development projects on the 17-acre property in Santa Paula, California (the “Retained Property”) described more fully in the Agreement. The Agreement is incorporated by reference herein and is attached hereto as Exhibit 10.2.

The Closing Agreement modifies certain terms of the Agreement. Under the Agreement, the Company intended to sell the Retained Property to LLCB, with LLCB holding an option to form the LLCB II joint venture with the Company upon completion of the sale. Under the Closing Agreement, in lieu of selling the Retained Property to LLCB, the Company agreed to convey and transfer its entire fee interest in and to the Retained Property to the newly formed LLCB II at an agreed upon value of $15,950,886. In addition, LLCB II contributed $8,022,893 into an escrow account (from a contribution made by Lewis to the capital of LLCB II) (the “Cash Contribution”). Upon the closing of the Agreement, the Company received a disbursement of the Cash Contribution in the amount of $7,869,775.98.

The Company entered into the Closing Agreement simultaneously with the previously disclosed First Amendment to the First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC, dated October 25, 2022 (the “LLC Amendment”) and the Limited Liability Company Agreement of LLCB II, LLC, dated October 25, 2022 (the “LLCB II Agreement”), which are attached hereto as Exhibits 10.1 and 10.3, respectively, and incorporated by reference herein.

The foregoing description of the Closing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	First Amendment to the First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC, dated October 25, 2022
10.2	Purchase and Sale Agreement, dated September 7, 2022, between the Company and Limoneira Lewis Community Builders, LLC (Incorporated by Reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on September 8, 2022)
10.3	Limited Liability Company Agreement of LLCB II, LLC, dated October 25, 2022 (Incorporated by Reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed on October 26, 2022)
10.4	Closing Agreement, dated October 25, 2022, between the Company, Limoneira Lewis Community Builders, LLC and Limoneira Lewis Community Builders II, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2022	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer and Treasurer